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                                                                    EXHIBIT 10.1

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Portions of this Exhibit 10.1 have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.
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                                                                    Exhibit 10.1


                              AMENDATORY AGREEMENT

         This AMENDATORY AGREEMENT is entered into as of December 31, 1993 by and between AMERICAN HOME PRODUCTS CORPORATION, a corporation of the State of Delaware, U.S.A., having its principal place of business at Five Giralda Farms, Madison, New Jersey 07940-0874, U.S.A., as represented by its agent, WYETH-AYERST LABORATORIES DIVISION (hereinafter collectively referred to as "Wyeth") and ONCOGENE SCIENCE, INC. (hereinafter referred to as "OSI"), a corporation of the State of Delaware, having its principal place of business at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553, U.S.A.

         WHEREAS, Wyeth and OSI entered into a Collaborative Research Agreement as of December 31, 1991 (the "Collaborative Research Agreement") pursuant to which, among other things, OSI is currently screening chemical compounds included within the Wyeth Technology against the Targets which are the subject of the Research Program.

         WHEREAS, Wyeth and OSI wish to amend the Collaborative Research Agreement to extend its term, to provide additional funding commitments on the part of Wyeth and to make the additional changes hereinafter provided for.

         NOW, THEREFORE, the parties agree as follows:

         1. Defined terms used but not defined herein shall have the meanings specified in Section 1 of the Collaborative Research Agreement.

         2. Effective December 31, 1993, the Collaborative Research Agreement shall be extended and amended as more fully provided in this Amendatory Agreement.

         3. From and after January 1, 1994, the OSI Appointees referred to in Section 2.2.2 of the Collaborative Research Agreement shall be as follows:

                                      ***
                                      ***
                                      ***
and Wyeth-Ayerst appointees:          ***

                                      ***
                                      ***
                                      ***
                                      ***



*** These portions deleted pursuant to a request for confidential treatment.
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         4.       The following shall be added at the end of Section 3.1 of the
Collaborative Research Agreement:

                  "The Annual Commitment from the Commitment Year beginning January 1, 1994 is ***. The Annual Commitment for the Commitment Year beginning January 1, 1995 is *** and the Annual Commitment for the Commitment Year beginning January 1, 1996 is ***."

         5. The second sentence of Section 3.2 of the Collaborative Research Agreement is amended to read in its entirety as follows:

                  "Each Annual Commitment is subject to modification by mutual agreement if an unusually large number of lead compounds are identified or if additional genetic constructs are required by OSI to facilitate lead development as specified in the applicable Annual Sponsored Research Plan."

         6. Section 9.1 of the Collaborative Research Agreement is amended to read in its entirety as follows:

                  "9.1 Term. Unless sooner terminated or extended, this Agreement shall expire on December 31, 1996, subject to the early termination provisions of Section 9.5 and subject further to the ability of the parties to extend the term of this Agreement if they so agree."

         7. Section 9.5 of the Collaborative Research Agreement is amended to read in its entirety as follows:

                  "9.5 Termination by Wyeth. After this Agreement has been in effect for a period of thirty-two (32) months, Wyeth may terminate this Agreement, with or without cause, by giving OSI four (4) months notice at any time after the expiration of said thirty-two (32) month period. If Wyeth terminates this Agreement pursuant to this section, it will make the Funding Payments which would otherwise have been due for such four-month period and will retain all rights set forth in any License Agreements then in effect subject to the requirements of those Agreements."

         8.       The forms of License Agreements annexed as Exhibit 2 and
Exhibit 3 to the Collaborative Research Agreement are amended by adding words ", as amended by an Amendatory Agreement dated as of December 31, 1993" at the end of the definition of

*** These portions deleted pursuant to a request for confidential treatment.


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"Collaborative Research Agreement" set forth in Section 1.1 of each such forms of License Agreement.

         9. The parties hereto acknowledge that except as hereby modified the Collaborative Research Agreement remains in full force and effect and sets forth the entire agreement and understanding of such parties as to the subject matter thereof.

         10. The Amendatory Agreement shall be construed in accordance with the laws of the State of New Jersey.

         11. This Amendatory Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and duly executed this Amendment as of the day and year set forth below.

                                         AMERICAN HOME PRODUCTS CORPORATION


                                         By:      _____________________________
                                         Title:   _____________________________

                                         ONCOGENE SCIENCE, INC.


                                         By:      _____________________________
                                         Title:   _____________________________

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